Statement of Additional Information Supplement
John Hancock Exchange-Traded Fund Trust
John Hancock International High Dividend ETF
John Hancock U.S. High Dividend ETF (the funds)
Supplement dated October 23, 2026 to the current Statement of Additional Information, as may be supplemented (the SAI)
Effective immediately, the following information supersedes the information regarding Sam Haider as presented in Appendix B - Portfolio Manager Information, which provides additional information about the portfolio managers of the funds’ subadvisor, Manulife Investment Management (US) LLC:
Ownership of the Funds and Similarly Managed Accounts
The following table shows the dollar range of fund shares and shares of similarly managed accounts beneficially owned by Sam Haidar as of March 31, 2026. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of the fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the fund. Sam Haidar’s ownership of fund shares is stated in the footnote below the table.
Fund	Dollar Range of Shares Owned[1]
John Hancock International High Dividend ETF	none
John Hancock U.S. High Dividend ETF	none
1As of March 31, 2026, Sam Haidar beneficially owned none of John Hancock International High Dividend ETF and none of John Hancock U.S. High Dividend ETF.
You should read this supplement in conjunction with the SAI and retain it for your future reference.
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